EXHIBIT 4.1

FORM OF CERTIFICATE FOR COMMON SHARES

Chambers Street™

COMMON SHARES

www.ChambersStreet.com

CHAMBERS STREET PROPERTIES

ZQ9999999

FORMED UNDER THE LAWS OF THE STATE OF MARYLAND

****

CUSIP 157842105

SEE REVERSE SIDE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION

THIS IS TO CERTIFY THAT

SHAREOWNER REG LINE 1
SHAREOWNER REG LINE 2
SHAREOWNER REG LINE 3
SHAREOWNER REG LINE 4
SHAREOWNER REG LINE 5
SHAREOWNER REG LINE 6
SHAREOWNER REG LINE 7

SPECIMEN

*****
*****
*****

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, $0.01 PAR VALUE PER SHARE, OF CHAMBERS STREET PROPERTIES

transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
DST SYSTEMS INC.

Dated:

MARYLAND
2004

PRESIDENT AND CHIEF EXECUTIVE OFFICER

EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER,
TREASURER AND SECRETARY

CHAMBERS STREET PROPERTIES

THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(D) OF THE MARYLAND REIT LAW WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS WHICH THE TRUST HAS AUTHORITY TO ISSUE AND, IF THE TRUST IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET AND (II) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUEST MAY BE DIRECTED TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST (A "REIT") UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). EXCEPT AS OTHERWISE PROVIDED PURSUANT TO THE DECLARATION OF TRUST, AMONG OTHER RESTRICTIONS, NO PERSON MAY BENEFICIALLY OWN SHARES OF COMMON BENEFICIAL INTEREST OR SHARES IN EXCESS OF 3.0% (OR SUCH GREATER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF TRUSTEES OF THE TRUST) OF THE AGGREGATE NUMBER OR VALUE OF THE OUTSTANDING SHARES OF COMMON BENEFICIAL INTEREST OR SHARES OF THE TRUST. ANY PERSON WHO ACQUIRES OR ATTEMPTS TO ACQUIRE SHARES OF COMMON BENEFICIAL INTEREST OR SHARES IN EXCESS OF THE AFOREMENTIONED LIMITATION, OR ANY PERSON WHO IS OR ATTEMPTS TO BECOME A TRANSFEREE SUCH THAT EXCESS STOCK RESULTS UNDER THE PROVISIONS OF THE DECLARATION OF TRUST, SHALL IMMEDIATELY GIVE WRITTEN NOTICE OR, IN THE EVENT OF A PROPOSED OR ATTEMPTED TRANSFER, GIVE AT LEAST 15 DAYS PRIOR WRITTEN NOTICE TO THE TRUST OF SUCH EVENT AND SHALL PROVIDE TO THE TRUST SUCH OTHER INFORMATION AS IT MAY REQUEST IN ORDER TO DETERMINE THE EFFECT ON ANY SUCH TRANSFER ON THE TRUST'S STATUS AS A REIT. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE DECLARATION OF TRUST, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SECURITIES REPRESENTED HEREBY WILL BE CONVERTED INTO AND TREATED AS SHARES OF EXCESS STOCK THAT WILL BE TRANSFERRED, BY OPERATION OF LAW, TO THE TRUSTEE OF A CHARITABLE TRUST FOR THE EXCLUSIVE BENEFIT OF ONE OR MORE CHARITABLE ORGANIZATIONS.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -	______ Custodian ______ (Cust) (Minor) under Uniform Gifts to Minors
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		Act ______________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the shares of beneficial interest represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated ______________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.